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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                           Date of Report: February 25, 2008

                                   uWink, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

           Delaware                 000-29217                 87-0412110
      -----------------            ------------               ----------
       (State or other             (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)             Identification)


                  16106 Hart Street, Van Nuys, California 91406
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 909 6030

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K and other reports filed by uWink, Inc. (the "Company" or "uWink")
from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 8.01   OTHER EVENTS

On February 25, 2008, the Company issued a press release announcing a software licensing and development agreement with a California real-estate developer to provide uWink's touch-based technology for the senior housing market. Under this agreement, the Company's interactive digital content operating system and real-time, multi-player game platform will initially be deployed into Arbor Court, a housing community in Lancaster, California. In addition, the parties have agreed to partner in developing custom senior-specific applications based on the uWink technology and plan to license those applications to third parties in the senior housing market. Under the agreement, the Company will receive an initial $50,000 licensing fee and a minimum of $25,000 in custom development fees during the first year of the agreement. Any third party licensing revenue from software applications custom developed under the agreement will be shared 50-50 between the parties after appropriate deductions for reasonable sale, delivery, installation, support and/or maintenance costs.

A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Exhibit 99        Press Release


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 25, 2008                             uWink, Inc.
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                                                By:  /s/ Peter F. Wilkniss
                                                     -----------------------
                                                     Peter F. Wilkniss
                                                     Chief Financial Officer


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